                                                                   EXHIBIT 10.34


                                                       GRANTEE: EDWARD L. PIERCE


                              BINDVIEW CORPORATION

                           RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT (this "AGREEMENT") is made between BindView Corporation, a Texas corporation (the "COMPANY"),1 and the "GRANTEE" identified above. Unless otherwise indicated, all references to Sections are to Sections in this Agreement. This Agreement is effective as of the execution date set forth on the signature page of this Agreement.

1. BACKGROUND. The Grantee is being hired for a senior executive position with the Company in which he will have substantial responsibility for the management and growth of the Company and its affiliates. The Company considers it to be in the best interests of the Company and its shareholders to provide the Grantee with additional stock-based incentives, thereby encouraging the Grantee to continue in the employ of the Company and/or its affiliates.

2. DEFINITIONS. For purposes of this Agreement, the following terms have the meanings set forth below.

2.1 BINDVIEW COMPANY means BindView and its affiliates. For purposes of this Agreement, (i) an affiliate of a Person is defined as any other Person that controls or is controlled by or is under common control with that Person, and (ii) control is defined as the direct or indirect ownership of at least fifty percent (50%) of the equity or beneficial interest in such Person or the right to vote for or appoint a majority of the board of directors or other governing body of such Person.

2.2 EMPLOYMENT AGREEMENT means the First Amended and Restated Employment Agreement being contemporaneously entered into by the Grantee and the Company.

2.3    FAIR MARKET VALUE has the meaning set forth in the Plan.

2.4    IMMEDIATE FAMILY MEMBER has the meaning set forth in the Plan.

2.5 PERSON means a natural person, corporation, partnership, or other legal entity, or a joint venture of two or more of the foregoing.

2.6    PLAN means the Company's incentive stock plan identified in Schedule 1.

2.7 PROMISSORY NOTE means the promissory note contemporaneously executed by the Grantee and delivered to the Company in payment of the Purchase Price.

2.8 PURCHASE PRICE means the purchase price at which the Grantee is purchasing the Shares as set forth in Schedule 1.

2.9    REPURCHASE PERIOD and REPURCHASE RIGHT - see Section 6.


-------------------

(1) "BindView Corporation" is a registered assumed name of BindView Development Corporation.

                                                       GRANTEE: EDWARD L. PIERCE


2.10   RESTRICTED STOCK has the meaning set forth in the Plan.

2.11 SCHEDULE 1 and SCHEDULE 2 mean, respectively, Schedule 1 and Schedule 2 set forth at the end of this Agreement above the parties' signatures.

2.12 SHARES means the shares of Restricted Stock, no par value per share, granted to the Grantee pursuant to this Agreement as set forth in
       Schedule 1.

2.13   STOCK has the meaning set forth in the Plan.

2.14 TERMINATION DATE means the date on which the Grantee is no longer employed by any BindView Company. (The fact that the Grantee ceases to be employed by one BindView Company will not cause a Terminate Date to occur if the Grantee is immediately thereafter employed by another BindView Company.)

3. RESTRICTED STOCK AWARD. The Company hereby awards and delivers, and the Grantee hereby accepts, the Shares, in consideration of (i) the provision of services to the Company by the Grantee, and (ii) the payment by the Grantee of the Purchase Price. The Purchase Price shall be payable by execution and delivery by the Grantee of the Promissory Note. Such award is made by the Company and accepted by the Grantee pursuant to, and subject to the terms and conditions of, the Plan. The Grantee acknowledges that he has received a copy of the Plan.

4. VESTING. Provided that the Purchaser remains continuously employed by the Company or another BindView Company, the Shares shall vest in accordance with Schedule 1.

5.     RESTRICTIONS ON TRANSFERS OF SHARES.

5.1 Unvested Shares may not be sold, transferred, assigned, pledged, or otherwise disposed of or encumbered, by operation of law or otherwise, except as expressly provided otherwise in the Plan.

5.2 In addition, no Shares may be sold, etc., even though vested, unless the Executive has paid the Company certain installments of principal and interest under the Promissory Note, as set forth in Schedule 2.

5.3 The Plan shall control in the event of the Purchaser's death or Disability, or termination of the Purchaser's employment for any reason.

6.     REPURCHASE OF SHARES.

6.1 During the 60-day period following the Termination Date (the "REPURCHASE PERIOD"), the Company shall have a "REPURCHASE RIGHT" consisting of the right and obligation to repurchase all of the unvested Shares, if any, at the Purchase Price, from (i) the Grantee, or (ii) any Immediate Family Member (if any) to whom any such unvested Shares have been transferred per Section 6.2 of the Plan.


RESTRICTED STOCK AGREEMENT 12/31/2001                                     PAGE 2

                                                     GRANTEE: EDWARD L. PIERCE


6.2 The repurchase price will be paid in cash at a time set by the Company within thirty (30) days after the end of the Repurchase Period, provided that the Grantee or Immediate Family Member has executed the transfer documents required under applicable law.

6.3 If the Grantee or Immediate Family Member fails to execute the required transfer documents, then the Shares represented by such transfer documents shall be deemed to have been repurchased upon (a) the payment by the Company of the repurchase price to the Grantee or the Immediate Family Member, as applicable, or (b) notice to the Grantee or the Immediate Family Member, as applicable, that the Company is holding the repurchase price for the account of the Grantee or the Immediate Family Member. Upon such payment or notice, the Grantee and the Immediate Family member will have no further rights in or to such Shares.

7.     CERTAIN TAX CONSIDERATIONS.

7.1 The Grantee shall make arrangements reasonably satisfactory to the Company to satisfy any applicable federal, state or local withholding tax obligations arising with respect to the Shares. If the Grantee fails to satisfy any such obligations in a time and manner reasonably satisfactory to the Company, then the Company may withhold all required amounts from any compensation or other amounts which the Company is obligated to pay under the Employment Agreement or any other agreement between the Grantee and the Company.

7.2 The Grantee acknowledges that (a) the Grantee has been informed of the availability of making an election in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended; (b) such election must be filed with the Internal Revenue Service within a certain period of time;
       (c) the Grantee is solely responsible for making such election; and (d) under Section 4.6 of the Plan as in effect on the Grant Date, the Grantee may not make such election without written approval of the Compensation Committee of the Company's Board of Directors.

8.     EFFECT OF AGREEMENT ON OTHER RIGHTS.

8.1 This Agreement shall not diminish or enhance other rights which the Grantee (or his estate, survivors or heirs) may have under any other contract, employee benefit plan or policy of the Company except as expressly provided in this Agreement.

8.2 Nothing in this Agreement shall be deemed (i) to constitute an employment contract, express or implied, nor (ii) to impose any obligation on the Company or any affiliate thereof to employ the Grantee at all or on any particular terms, nor (iii) to amend any other agreement between the Grantee and the Company or any affiliate thereof; nor (iv) to impose any obligation on the Grantee to work for the Company or any affiliate thereof, nor (v) to limit the right of the Company to terminate the Grantee's employment for any reason, with or without cause, nor (vi) to limit the Grantee's right to resign from employment.

9. ARBITRATION. Any dispute arising out of or relating to this Agreement or its validity, enforceability, or breach will be arbitrated in accordance with the arbitration provisions of the Employment Agreement.


RESTRICTED STOCK AGREEMENT 12/31/2001                                     PAGE 3

                                                       GRANTEE: EDWARD L. PIERCE


10. OTHER PROVISIONS. The section of the Employment Agreement entitled "Other Provisions" is hereby incorporated by reference into this Agreement.



RESTRICTED STOCK AGREEMENT 12/31/2001                                     PAGE 4

                                                       GRANTEE: EDWARD L. PIERCE


------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE 1
------------------------------------------------------------------------------------------------------------------
Plan                              BindView Development Corporation
                                  Omnibus Incentive Plan
------------------------------------------------------------------------------------------------------------------
Grant Date                        December 31, 2001
------------------------------------------------------------------------------------------------------------------
Purchase Price                    Fair Market Value on the Grant Date
                                  ($1.97 per Share)
------------------------------------------------------------------------------------------------------------------
Number of Shares                  400,000
------------------------------------------------------------------------------------------------------------------

                                                VESTING SCHEDULE
                                              (four-year vesting):
------------------------------------------------------------------------------------------------------------------
             EVENT                            DATE                                  NO. OF SHARES VESTED
------------------------------------------------------------------------------------------------------------------
Vesting Start Date:               Grant Date                              None
------------------------------------------------------------------------------------------------------------------
First Vesting Date                April 30, 2001                          one-fourth (1/4) of the full
                                                                          number of Shares
------------------------------------------------------------------------------------------------------------------
Subsequent vesting dates          each three (3) months                   an additional one-sixteenth (1/16) of
                                  after the First Vesting                 the full number of Shares, until vested
                                  Date                                    as to 100% of the Shares
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE 2
------------------------------------------------------------------------------------------------------------------
(Based on principal amount of $788,000.00 at 3% per annum, simple interest paid quarterly)
------------------------------------------------------------------------------------------------------------------
        Date        Principal     Principal Amount    Interest Due         Total Payment               Remaining
                   Portion Due          Due                                                            Balance
------------------------------------------------------------------------------------------------------------------
     12/31/2001           N/A              $0.00            $0.00                $0.00                 $788,000.00
------------------------------------------------------------------------------------------------------------------
      4/30/2002           1/4        $197,000.00        $7,880.00          $204,880.00                 $591,000.00
------------------------------------------------------------------------------------------------------------------
      7/31/2002          1/16         $49,250.00        $4,432.50           $53,682.50                 $541,750.00
------------------------------------------------------------------------------------------------------------------
     10/31/2002          1/16         $49,250.00        $4,063.13           $53,313.13                 $492,500.00
------------------------------------------------------------------------------------------------------------------
      1/31/2003          1/16         $49,250.00        $3,693.75           $52,943.75                 $443,250.00
------------------------------------------------------------------------------------------------------------------
      4/30/2003          1/16         $49,250.00        $3,324.38           $52,574.38                 $394,000.00
------------------------------------------------------------------------------------------------------------------
      7/31/2003          1/16         $49,250.00        $2,955.00           $52,205.00                 $344,750.00
------------------------------------------------------------------------------------------------------------------
     10/31/2003          1/16         $49,250.00        $2,585.63           $51,835.63                 $295,500.00
------------------------------------------------------------------------------------------------------------------
      1/31/2004          1/16         $49,250.00        $2,216.25           $51,466.25                 $246,250.00
------------------------------------------------------------------------------------------------------------------
      4/30/2004          1/16         $49,250.00        $1,846.88           $51,096.88                 $197,000.00
------------------------------------------------------------------------------------------------------------------
      7/31/2004          1/16         $49,250.00        $1,477.50           $50,727.50                 $147,750.00
------------------------------------------------------------------------------------------------------------------
     10/31/2004          1/16         $49,250.00        $1,108.13           $50,358.13                  $98,500.00
------------------------------------------------------------------------------------------------------------------
      1/31/2005          1/16         $49,250.00          $738.75           $49,988.75                  $49,250.00
------------------------------------------------------------------------------------------------------------------
      4/30/2005          1/16         $49,250.00          $369.38           $49,619.38                       $0.00
------------------------------------------------------------------------------------------------------------------

THIS AGREEMENT CONTAINS PROVISIONS REQUIRING BINDING ARBITRATION OF DISPUTES, WHICH HAVE THE EFFECT OF WAIVING EACH PARTY'S RIGHT TO A JURY TRIAL. By signing this Agreement, the Grantee acknowledges that the Grantee (1) has read and understood the entire Agreement; (2) has received a copy of it


RESTRICTED STOCK AGREEMENT 12/31/2001                                     PAGE 5

                                                       GRANTEE: EDWARD L. PIERCE


(3) has had the opportunity to ask questions and consult counsel or other advisors about its terms; and (4) agrees to be bound by it.

Executed to be effective December 31, 2001.

BINDVIEW CORPORATION, BY:                              GRANTEE:


---------------------------                            ------------------------
Eric J. Pulaski, Chairman,                             Edward L.  Pierce
President, and Chief
Executive Officer


RESTRICTED STOCK AGREEMENT 12/31/2001                                     PAGE 6